EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT is entered into as of this 28th day of October, 1998 by and among Accident Prevention Plus, Inc., a Nevada corporation ("APP") and Richard Goodhart ("Goodhart"), Steven Wahrman (`Wahrman"), Jean Paul Daveau (`Daveau"), Darien Partners Investments, Inc. (`Darien"), World Asset Management, Inc. ("WAM"), Atlantic Financial Management, Inc. ("Atlantic"), Avignon Trading, Inc. ("Avignon"), Royce Anderson Monroe Royce Anderson"), Bristol Consulting ("Bristol"), Frank Baker ("Baker"), and Michael Gervis ("Gervis"), each who held either an equity membership interest or a right to acquire an equity membership interest in Accident Prevention Plus, LLC, a New York limited liability company ("APP LLC").

                                    RECITALS

         WHEREAS, Goodhart, Wahrman and Daveau were the founders and initial members of APP LLC, and had executed an Operating Agreement dated December 30, 1995 and an Amendment to the Operating Agreement dated March 26, 1997 (the "Operating Agreement") reflecting certain percentages of ownership interests in APP LLC;

         WHEREAS, pursuant to the terms of the Operating Agreement, percentage ownership interests were set forth of 51%, 25% and 24% for Goodhart, Wahrman and Daveau, respectively, of APP LLC;

         WHEREAS, APP LLC and Darien entered into an Independent Contractor's Installation and Service Agreement dated April 11, 1997 and amended April 23, 1997 whereby Darien agreed to perform certain consulting services and APP LLC agreed to grant Darien the right to purchase a 4,9% equity membership interest in APP LLC for $2,500.00;

         WHEREAS, APP LLC and WAM entered into an Independent Contractor's Installation and Service Agreement dated May 8, 1997 and amended May 20, 1997 whereby WAM agreed to perform certain consulting services and APP LLC agreed to grant WAM the right to purchase a 4.9% equity membership interest in APP LLC for $2,500.00;

         WHEREAS, APP LLC and Atlantic entered into an Independent Contractor's Installation and Service Agreement dated May 16, 1997 and amended May 28, 1997 whereby Atlantic agreed to perform certain consulting services and APP LLC agreed to grant Atlantic the right to purchase a 4.9% equity membership interest in APP LLC for $2,500.00;

         WHEREAS, APP LLC and Avignon entered into an Independent Contractor's Installation and Service Agreement dated June 4, 1997 and amended June 25, 1997 whereby Avignon agreed to perform certain consulting services and APP LLC agreed to grant Atlantic the right to purchase a 4.9% equity membership interest in APP LLC for $2,500.00;

         WHEREAS, APP LLC and Bristol entered into a consulting agreement dated July 30, 1998 whereby Bristol agreed to perform certain services and APP LLC agreed to grant Bristol the right to 5% of the shares of common stock to be issued upon formation of a new corporation;

         WHEREAS, APP LLC and Royce entered into a consulting agreement dated July 30, 1998 whereby Royce agreed to perform certain services and APP LLC agreed to grant Royce the right to 10% of the shares of common stock to be issued upon formation of a new corporation;

         WHEREAS, Accident Prevention Plus, Inc., a New York corporation ("APP NY") and Baker had entered into a consulting agreement dated June 5, 1995 and amended November 26, 1996 in which APP NY agreed to pay Baker five percent (5%) of the profits generated by APP LLC effective November 26, 1996;

         WHEREAS, APP NY and Gervis had entered into a consulting agreement dated November 13, 1995 and amended November 26, 1996 in which APP NY agreed to pay Gervis five percent (5%) of the profits generated by APP LLC effective November 26, 1996;

         WHEREAS, on October 28, 1998, Accident Prevention Plus, Inc. ("APP") was formed under the laws of the state of Nevada, and the parties hereto agreed to exchange either their equity membership interest or right to acquire an equity membership interest in APP LLC for shares of restricted common stock of APP based on their respective proportionate interests;

         WHEREAS, the parties desire to memoralize the terms and provisions of such exchange in this Exchange Agreement and to confirm and set forth their respective proportionate equity interest in APP as of October 28, 1998

         NOW THEREFORE, for and in consideration of the covenants and promises set forth below, the parties agree as follows:

         1. Exchange. (a) Goodhart agrees to transfer his entire equity membership interest in APP LLC for 2,936,640 shares of restricted common stock of APP at $0.00 I per share for an aggregate value of approximately $2,937.00, constituting approximately a 28.4% interest as of October 28, 1998, and to relinquish all rights and duties as a member in APP LLC.

                  (b) Wahrman agrees to transfer his entire equity membership interest in APP LLC for 2,360,960 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $2,361.00, constituting approximately a 13.9% interest as of October 28, 1998, and to relinquish all rights and duties as a member in APP LLC.

                  (c) Daveau agrees to transfer his entire equity membership interest in APP LLC for 1,049,680 shares of restricted common stock of APP at $0. 001 per share for an aggregate value of approximately $1,050.00, constituting approximately a 13.3% interest as of October 28, 1998, and to relinquish all rights and duties as a member in APP LLC.

                  (d) Darien agrees to transfer its rights to an equity membership interest in APP LLC for 795,000 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $795.00, constituting approximately a 4.9% interest as of October 28, 1998.

                  (e) WAM agrees to transfer its rights to an equity membership interest in APP LLC for 795,000 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $795.00, constituting approximately a 4.9% interest as of October 28, 1998.

                  (f) Atlantic agrees to transfer its rights to an equity membership interest in APP LLC for 790,000 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $790.00, constituting approximately a 4.9% interest as of October 28, 1998.

                  (g) Avignon agrees to transfer its rights to an equity membership interest in APP LLC for 800,000 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $800.00, constituting approximately a 4.9% interest as of October 28, 1998.

               (h) Baker agrees to transfer his rights to an equity membership interest in APP LLC for 820,000 shares of restricted common stock of APP at $0. 001 per share for an aggregate value of approximately $820.00, constituting approximately a 4.9% interest as of October 28, 1998.

               (i) Gervis agrees to transfer his rights to an equity membership interest in APP LLC for 805,000 shares of restricted common stock of APP at $0.00 I per share for an aggregate value of approximately $805.00, constituting approximately a 4.9% interest as of October 28, 1998.

               (j) Bristol agrees to transfer its rights to an equity membership interest in APP LLC for 837,414 shares of restricted common stock of APP at $0.001 per share for an aggregate value of approximately $837.00, constituting approximately a 5% interest as of October 28, 1998.

               (k) Royce agrees to transfer  its rights to an equity  membership interest in APP LLC for 2,006,276 shares of restricted common stock of APP at $0.00 I per share for an aggregate value of approximately $2,006.00, constituting approximately a 10% interest as of October 28, 1998.

         2. Representations and Warranties. Goodhart, Wahrman, Daveau, Darien, WAM, Atlantic, Avignon, Baker, Gervis, Bristol and Royce represent and warrant to APP as follows:

                  (a) That either their respective equity ownership interest or right to ownership interest in APP LLC is free and clear of all security interests, liens, encumbrances, restrictions or any other burdens.

                  (b) That (i) complete and full opportunity and access to the financial statements and other relevant books and records or information concerning APP has been given, (ii) when requested and as deemed necessary for the purposes of entering into this Exchange Agreement, such financial and other information regarding APP has been given, and (iii) no reliance has been made on statements or representations of any other persons associated with APP or any director, officer, employee or agent of APP concerning the business or prospects of APP in connection with execution of this Exchange Agreement.

                  (c) That the transfer of such interests pursuant to the Exchange Agreement is at arms-length and for fair and adequate consideration.

         3. Represents and Warranties of APP. APP represents and warrants as follows:

               (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

               (b) The issuances of stock to the parties as described herein and the execution of this Exchange Agreement has been duly and validly authorized by the board of directors of APP.

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the dates indicated below to be effective as of the date first above written.

                                    ACCIDENT PREVENTION PLUS, INC.,
                                    A Nevada Corporation

Date:1/10/2000                      By /s/ Steven H. Wahrman
                                    ------------------------
                                    President


Date:1/10/2000                      /s/ Richard Goodhart
                                    ------------------------
                                    Richard Goodhart


Date:1/10/2000                      /s/ Steven Wahrman
                                    ------------------------
                                    Steven Wahrman


Date:1/10/2000                      /s/ Jean Paul Daveau
                                    ------------------------
                                    Jean Paul Daveau


                                    Darien Partners Investments, Inc.

Date:1/14/2000                      By:__________________________


                                    World Asset Management, Inc.

Date:1/13/2000                      By:__________________________


                                    Atlantic Financial Management, Inc.

Date:1/13/2000                      By:__________________________

                                    Avignon Trading, Inc.

Date:1/13/2000                      By:__________________________


Date:_________                      ________________________
                                    Frank Baker

Date:_________                      ________________________
                                    Michael Gervis


                                    Bristol Consulting, Ltd.
Date:_________                      By: ________________________


                                    Royce Anderson & Monroe, Inc.
Date:_________                      By: ________________________